UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 1, 2021

AGILITI, INC.

(Exact name of Registrant as specified in its charter)

Delaware	001-40361	83-1608463
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6625 West 78th Street, Suite 300

Minneapolis, MN 55439

(Address of principal executive offices, including zip code)

(952) 893-3200

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.0001	AGTI	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On October 1, 2021, in connection with the closing of the previously announced acquisition of Sizewise Rentals, LLC (“Sizewise”), Agiliti Health, Inc., an indirect subsidiary of Agiliti, Inc. (the “Company”), entered into Amendment No. 5 (the “Amendment”) to the credit agreement, dated as of January 4, 2019 (as further amended, supplemented, amended and restated or otherwise modified from time to time, the “First Lien Credit Agreement”), by and among Agiliti Health, Inc., as borrower (the “Borrower”), Agiliti Holdco, Inc. as holdings, the subsidiaries of the Borrower from time to time party thereto, JPMorgan Chase Bank, N.A., as administrative agent and collateral agent, and the lenders from time to time party thereto. The Amendment provides for a $150.0 million incremental term loan facility (the “Incremental Term Loan Facility”), the proceeds of which were used, together with cash on hand, to finance the Sizewise acquisition.

The Incremental Term Loan Facility has terms identical to those applicable to the Initial Term Loans and the Amendment No. 1 Term Loans (each as defined in the First Lien Credit Agreement), including as to pricing and interest, tenor, rights of payment and prepayment and right of security.

The Amendment is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference. The above description of the material terms of the Amendment is qualified in its entirety by reference to such exhibit.

Item 2.03. Creation of a Direct Financial Obligation.

The information set forth under Item 1.01 of this Current Report on Form 8-K is incorporated by reference herein.

Item 7.01. Regulation FD Disclosure.

A copy of the Company's press release announcing the closing of the Sizewise acquisition is furnished as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

Exhibit Number	Description

10.1

Amendment No. 5, dated as of October 1, 2021, by and among Agiliti Health, Inc., as borrower, Agiliti Holdco, Inc. as holdings, the subsidiaries of the Borrower from time to time party thereto, JPMorgan Chase Bank, N.A., as administrative agent, and the lenders party thereto, including Exhibit B, which is a conformed copy of the First Lien Credit Agreement through Amendment No. 5

99.1	Press Release dated October 4, 2021.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 4, 2021	AGILITI, INC.

	By:	/s/ James B. Pekarek
	Name:	James B. Pekarek
	Title:	Executive Vice President and Chief Financial Officer